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                                                                    EXHIBIT 23.2



The Board of Directors of
Opus 360 Corporation:



    When the stock split referred to in Note 10 of the Notes to Financial Statements has been consummated, we will be in a position to issue the following consent.



                                          /s/ KPMG LLP



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors of
Opus360 Corporation:



    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



New York, New York
February 9, 2000